                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the registration statement of, among others, IMS Health Incorporated Savings Plan on Form S-8 (File No. 333-58361-1) of our report dated June 20, 2001 relating to the financial statements of the IMS Health Incorporated Savings Plan which appears in this annual report on Form 11-K.






                                             /s/ PRICEWATERHOUSECOOPERS LLP
                                             ------------------------------
                                                 PRICEWATERHOUSECOOPERS LLP

















New York, New York
June 25, 2001

                                        15